UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

a)

AEGIS Value Fund

Class I (AVALX)

SEMI-ANNUAL REPORT

June 30, 2022 (Unaudited)

Portfolio Manager’s Letter
Period Ended June 30, 2022
(Unaudited)

August 9, 2022

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended June 30, 2022.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well- researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

		Annualized
Performance as of 06/30/22	Year-to- Date	One Year	Three Year	Five Year	Ten Year	Since Inception
Aegis Value Fund (AVALX)	-0.34%	1.83%	21.98%	15.59%	11.61%	10.73%
S&P SmallCap 600 Pure Value Index (Launched 12/16/05)*	-12.69%	-10.83%	11.44%	6.21%	9.64%	N/A
S&P 500 Index	-19.96%	-10.62%	10.60%	11.31%	12.96%	7.20%

*	The S&P SmallCap 600 Pure Value Index performance prior to December 16, 2005 cannot be shown since it relies on back-tested data. Performance data quoted represents past performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I has an annualized gross expense ratio of 1.48% and net annualized expense ratio, after fee recoupment, of 1.50%. Please refer to the Fund’s most recent financial highlights table in this Semi-Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2023.

Aegis Value Fund	Class I
Net Assets	$252.9 Million
NAV / Share	$28.88
Net Expense Ratio	1.50%
Management Fee	1.20%
Distribution Fee (12b-1)	None
Redemption Fee	None
Income & capital gain distributions per share	None

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2022, the Fund Class I shares have posted a cumulative gain of 1,070.52%. During the same period, the S&P 500 Index of large cap stocks posted a cumulative gain of 435.69%. For the six-month period ending June 30, 2022, the Fund Class I shares declined 0.34%, outperforming the S&P SmallCap 600 Pure Value Index, which declined 12.69%, while the S&P 500 declined 19.96% over the same period.

Fund performance was most positively impacted by International Petroleum Corp (IPCO.CN)., MEG Entergy Corp. (MEG.CN), Akita Drilling Ltd. Cl.A (AKT/A.CN). which contributed an estimated 2.9%, 2.3%, and 1.9% to Fund returns for the first half of 2022. Interfor Corp. (IFP.CN), Argonaut Gold Inc. (AR.CN), Kenmare Resources PLC (KMR.LN) most negatively impacted first half 2022 performance, costing the Fund an estimated 2.3%, 1.3%, and 0.8%.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the first half 2022 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P SmallCap 600 Pure Value Index: An index that seeks to measure stocks that exhibit strong value characteristics, and weights them by score. Constituents are drawn from the S&P SmallCap 600 Index, a market capitalization weighted index that seeks to measure the small-cap segment of the U.S. equity market.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Quasar Distributors, LLC is the distributor for the Aegis Value Fund. No other products mentioned in the commentary are distributed by Quasar.

About Your Fund’s Expenses
June 30, 2022

(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. Class I shares of the Fund charge no sales load. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 – June 30, 2022, for the Aegis Value Fund Class I.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/22	Ending Account Value(1) 6/30/22	Expenses Paid During Period	Ending Account Value 6/30/22	Expenses Paid During Period
Aegis Value Fund Class I	$1,000.00	$996.60	$7.43(2)	$1,017.36	$7.50

(1)

The ending account value is based on the actual total return of the Fund for the period January 1, 2022 to June 30, 2022 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2022 – 6/30/2022).

Key Statistics (Unaudited)

Result of a Hypothetical $10,000 Investment in Aegis Value Fund
(assumes investment made on June 30, 2012)

The growth of $10,000 chart reflects the performance of a hypothetical $10,000 investment made in the Fund for the period noted. It assumes the reinvestment of dividends and capital gains but does not reflect the deduction of taxes that a shareholder would pay on dividends or capital gain distributions. This chart does not imply any future performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Aegis Value Fund

Portfolio Characteristics

June 30, 2022
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks			99.0%
Consumer Discretionary		2.3%
Household Durables	1.8%
Textiles, Apparel & Luxury Goods	0.5%
Energy		29.5%
Energy Equipment & Services	7.0%
Oil, Gas & Consumable Fuels	22.5%
Financials		2.7%
Banks	1.1%
Capital Markets	0.5%
Consumer Finance	0.8%
Insurance	0.3%
Industrials		2.8%
Construction & Engineering	2.2%
Machinery	0.6%
Materials		61.7%
Metals & Mining
Diversified Metals & Mining	12.2%
Gold, Silver & Precious Metals & Minerals	21.1%
Mining Services	6.4%
Steel	5.7%
Paper & Forest Products	16.2%
Warrants			0.1%
Materials		0.1%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.1%
Other Assets in Excess of Liabilities			0.9%
Total Net Assets			100.0%

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2022 (Unaudited)

	Country	Shares	Value
Common Stocks — 99.0%
Consumer Discretionary — 2.3%
Household Durables — 1.8%
Bassett Furniture Industries, Inc.		255,000	$4,620,600
Textiles, Apparel & Luxury Goods — 0.5%
Delta Apparel, Inc. (1)		43,159	1,224,421
Total Consumer Discretionary			5,845,021
Energy — 29.5%
Energy Equipment & Services — 7.0%
AKITA Drilling Ltd. - Class A (1)(2)	CAD	5,945,285	8,498,543
Deep Down, Inc. (1)(3)		766,584	460,334
Essential Energy Services Ltd. (1)	CAD	1,428,583	443,935
Exterran Corp. (1)		500,549	2,152,361
Tidewater, Inc. (1)		118,102	2,490,771
Valaris Ltd. (1)(2)		87,363	3,690,213
Wolverine Energy & Infrastructure, Inc. (1)	CAD	724,192	36,570
			17,772,727
Oil, Gas & Consumable Fuels — 22.5%
Adams Resources & Energy, Inc.		135,976	4,377,067
ARC Resources Ltd.	CAD	482,703	6,086,288
Ardmore Shipping Corp. (1)(2)		349,251	2,434,280
Hallador Energy Company (1)(3)		2,140,437	11,579,764
International Petroleum Corp. (1)	CAD	1,558,870	14,883,866
MEG Energy Corp. (1)	CAD	999,584	13,838,243
Seplat Petroleum Development Company plc	GBP	3,163,891	3,666,538
			56,866,046
Total Energy			74,638,773
Financials — 2.7%
Banks — 1.1%
Bank of Cyprus Holdings plc (1)	GBP	2,662,104	2,851,710

Capital Markets — 0.5%
Westwood Holdings Group, Inc.		97,606	1,346,963

Consumer Finance — 0.8%
EZCORP, Inc. (1)		264,446	1,985,990

Insurance — 0.3%
Conifer Holdings, Inc. (1)		430,026	718,143
Total Financials			6,902,806

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2022 (Unaudited)

	Country	Shares	Value
Industrials — 2.8%
Construction & Engineering — 2.2%
Matrix Service Co. (1)		1,092,030	$5,525,672

Machinery — 0.6%
Mayville Engineering Co, Inc. (1)		197,043	1,525,113
Total Industrials			7,050,785
Materials — 61.7%
Metals & Mining
Diversified Metals & Mining — 12.2%
Amerigo Resources Ltd. (3)	CAD	17,032,738	16,408,169
Excelsior Mining Corp. (1)	CAD	2,483,258	327,963
Kenmare Resources plc	GBP	2,498,598	13,139,470
Solitario Zinc Corp. (1)		620,433	353,647
Trevali Mining Corp. (1)	CAD	1,816,034	656,041
			30,885,290
Gold, Silver & Precious Metals & Minerals — 21.1%
Argonaut Gold, Inc. (1)(2)	CAD	2,218,224	775,482
Big River Gold Ltd. (1)(4)	AUD	2,869,477	689,889
Condor Gold Plc (1)(2)(6)	GBP	2,850,000	885,086
Dundee Precious Metals, Inc.	CAD	556,525	2,771,384
Eldorado Gold Corp. (1)	CAD	391,549	2,497,372
Equinox Gold Corp. (1)(7)	CAD	1,038,563	4,631,255
Erdene Resource Development Corp. (1)(6)(7)	CAD	11,750,339	2,692,938
G Mining Ventures Corp. (1)	CAD	3,809,011	2,160,176
GoldQuest Mining Corp. (1)(4)	CAD	2,849,300	392,908
i-80 Gold Corp. (1)	CAD	1,064,476	1,918,571
IAMGOLD Corp. (1)(2)		1,458,328	2,347,908
Lion One Metals Ltd. (1)(7)	CAD	1,249,340	1,271,469
Loncor Gold, Inc. (1)(6)(7)	CAD	4,142,858	1,351,771
Minera Alamos, Inc. (1)(3)(6)(7)	CAD	30,362,538	11,558,144
Mundoro Capital, Inc. (1)(7)	CAD	2,069,073	289,336
O3 Mining, Inc. (1)	CAD	1,309,956	2,004,827
Orezone Gold Corp. (1)	CAD	8,900,814	8,851,027
Revival Gold, Inc. (1)(3)(7)	CAD	5,301,405	2,100,463
Superior Gold, Inc. (1)	CAD	4,715,639	2,857,519
Toubani Resources, Inc. (1)	CAD	1,300,000	217,138
TriStar Gold, Inc. (1)	CAD	351,164	36,830
Troilus Gold Corp. (1)	CAD	2,773,220	1,163,408
			53,464,901

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2022 (Unaudited)

	Country	Shares	Value
Materials — 61.7% (Continued)
Mining Services — 6.4%
Capital Ltd. (4)	GBP	8,685,227	$8,933,776
Geodrill Ltd. (3)	CAD	3,956,698	7,285,095
			16,218,871
Steel — 5.7%
Algoma Steel Group, Inc.	CAD	440,535	3,935,793
Stelco Holdings, Inc.	CAD	166,970	4,174,250
United States Steel Corp.		165,498	2,964,069
Universal Stainless & Alloy Products, Inc. (1)		435,079	3,219,585
			14,293,697
Paper & Forest Products — 16.2%
Canfor Pulp Products, Inc. (1)	CAD	174,467	677,700
Conifex Timber, Inc. (3)	CAD	2,346,913	3,354,816
Interfor Corp. (1)	CAD	546,500	11,013,215
Mercer International, Inc.		264,447	3,477,478
Resolute Forest Products, Inc. (1)		922,996	11,777,429
West Fraser Timber Co Ltd. (2)		140,646	10,791,767
			41,092,405
Total Materials			155,955,164
Total Common Stocks (Cost $221,717,109)			250,392,549

Warrants — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
Gold, Silver & Precious Metals & Minerals — 0.1%
Condor Gold Plc, Exercise Price: £0.35, 06/10/2025 (1)(5)(6)(7)	GBP	1,425,000	106,804
Erdene Resource Development, Exercise Price: C$0.45, 07/08/2024 (1)(5)(6)(7)	CAD	2,083,333	77,850
Loncor Gold, Inc., Exercise Price: C$0.75, 05/27/2024 (1)(5)(6)(7)	CAD	500,000	33,017
Loncor Gold, Inc., Exercise Price: C$0.75, 02/25/2024 (1)(5)(6)(7)	CAD	500,000	28,589
Loncor Gold, Inc., Exercise Price: C$0.95, 07/14/2022 (1)(5)(6)(7)	CAD	1,071,429	—
Revival Gold, Inc., Exercise Price: C$0.09, 01/25/2024 (1)(5)(6)(7)	CAD	1,000,000	45,681

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2022 (Unaudited)

	Country	Shares	Value
Materials — 0.1% (Continued)
Metals & Mining — 0.1% (Continued)
Gold, Silver & Precious Metals & Minerals — 0.1% (Continued)
Troilus Gold Corp., Exercise Price: C$1.50, 06/28/2023 (1)(4)(6)	CAD	850,000	$51,177
Total Warrants (Cost $0)			343,118

Total Investments — 99.1% (Cost $221,717,109)			250,735,667
Other Assets in Excess of Liabiliies — 0.9%			2,159,882
Net Assets — 100.0%			$252,895,549

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Note 6 for additional information.
(4)	Level 2 Security.
(5)

Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of June 30, 2022, the value of these securities was $291,941 which represents 0.1% of total net assets.

(6)	Illiquid Security. As of June 30, 2022, the value of these securities was $16,831,057 which represents 6.7% of total net assets.
(7)	All or a portion of this security may be deemed restricted under Rule 144A.

AUD - Australian Dollar

CAD - Canadian Dollar

GBP - British Pound Sterling

plc - Public Limited Company

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets
Investments in unaffiliated secruities, at value (cost $189,652,673)	$197,988,881
Investments in affiliated securities*, at value (cost $32,064,436)	52,746,786
Total investments in securities, at value (cost $221,717,109)	250,735,667
Cash	7,452,901
Receivable for Fund shares sold	506,789
Receivable for investments securities sold	17
Interest and dividends receivable	294,306
Prepaid assets	62,866
Total Assets	259,052,546
Liabilities
Payable for investment securities purchased	4,369,517
Payable to Investment Adviser	322,553
Payable for Fund shares redeemed	1,412,033
Accrued Trustee and chief compliance officer fees	13,220
Other payables	39,674
Total liabilities	6,156,997
Net Assets	$252,895,549
Net Assets consist of:
Paid-in captial	223,677,826
Total distributable earnings	29,217,723
Net Assets	$252,895,549

Net Assets	252,895,549
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	8,757,578
Net asset value per share	$28.88

*	Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Operations

For the Six Months Ended June 30, 2022
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$1,125,054
Dividends from affiliated companies (Note 6)##	777,287
Total investment income	1,902,342
Expenses
Investment advisory fees (Note 3)	1,471,170
Fund servicing fees	76,295
Transfer agent & custody fees	50,850
Legal fees	33,023
Registration fees	30,144
Chief Compliance Officer fees (Note 3)	19,819
Insurance fees	14,571
Audit fees	11,766
Printing and postage fees	11,474
Director fees	6,516
Gross Expenses	1,725,628
Expenses recouped (Note 3)	113,335
Net Expenses	1,838,963
Net Investment Income	63,378
Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	1,136,013
Investments in foreign currency transactions	(26,741)
Net realized gain on investments and foreign currency transactions	1,109,272
Change in unrealized appreciation on:
Investments in unaffiliated companies	(14,089,915)
Investments in affiliated companies (Note 6)	(102,261)
Investments in foreign currency translations	(36,992)
Net change in unrealized appreciation on investments	(14,229,168)
Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(13,119,896)
Net Decrease in Net Assets Resulting from Operations	$(13,056,518)

#	Net of foreign taxes withholding of $46,629.
##	Net of foreign taxes withholding of $120,663.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment gain (loss)	$63,378	$445,770
Net realized gain (loss) on investments and foreign currency transactions	1,109,272	14,745,289
Net change in unrealized depreciation on investments	(14,229,168)	22,191,129
Net decrease in net assets resulting from operations	(13,056,518)	37,382,188
Capital share transactions
Subscriptions	129,695,065	136,487,354
Redemptions	(43,307,440)	(117,854,713)
Net Increase in net assets resulting from capital share transactions	86,387,625	18,632,641
Total Increase in Net Assets	73,331,107	56,014,829

Net Assets
Beginning of period	179,564,442	123,549,613
End of period	$252,895,549	$179,564,442

Share information
Subscriptions	3,911,652	4,649,937
Redemptions	(1,350,477)	(4,322,524)
Net increase (decrease) in shares	2,561,175	327,413
Beginning shares	6,196,403	5,868,990
Ending shares	8,757,578	6,196,403

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each year:

	For the Six Months Ended June 30,		Years Ended December 31,
	2022		2021	2020	2019	2018		2017
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$28.98		$21.05	$18.94	$15.44	$19.67		$16.76
Income from investment operations:
Net investment income (loss)(1)	0.01		0.07	(0.15)	(0.20)	(0.11)		(0.22)
Net realized and unrealized gain (loss) on investments	(0.11)		7.86	3.65	4.15	(3.17)		3.13
Total from investment operations	(0.10)		7.93	3.50	3.95	(3.28)		2.91
Less distributions to shareholders from:
Net investment income	—		—	(0.44)	(0.05)	—		—
Net realized capital gains	—		—	(0.95)	(0.40)	(0.95)		—
Total distributions	—		—	(1.39)	(0.45)	(0.95)		—
Net asset value, end of period	$28.88		$28.98	$21.05	$18.94	$15.44		$19.67
Total investment return	(0.34	)%(4)	37.67%	18.72%	25.66%	(17.02	)%(2)	17.36	%(2)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recovery	1.50	%(5)	1.50%	1.50%	1.50%	1.50%		1.50%
Expenses before reimbursement/recovery	1.42	%(5)	1.48%	1.55%	1.63%	1.52%		1.53%
Net investment income (loss)	0.05	%(5)	0.25%	(0.86)%	(1.18)%	(0.57	)%(3)	(1.31)%
Portfolio turnover	2	%(4)	40%	41%	30%	62%		15%
Net assets at end of period (000’s)	$252,896		$179,564	$123,550	$115,114	$97,720		$130,086

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)

Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(3)	Resolute Forest Products, Inc. paid a special dividend on December 6, 2018 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% .
(4)	Not annualized
(5)	Annualized

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2022

(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified openend management investment company. The Fund currently offers one class of shares, Class I shares. The Fund’s Class I shares commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Rule 2a-5. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,845,021	$—	$—	$5,845,021
Energy	74,638,773	—	—	74,638,773
Financials	6,902,806	—	—	6,902,806
Industrials	7,050,785	—	—	7,050,785
Materials	145,938,591	10,016,573	—	155,955,164
Warrants
Materials	—	51,177	291,941	343,118
Total	$240,375,976	$10,067,750	$291,941	$250,735,667

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30, 2022:

Investments	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Condor Gold Plc. Warrant, Exercise Price: £0.35, 06/10/2025	$106,804	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0750
Erdene Resource Development Warrants, Exercise Price: C$0.45, 07/08/2024	$77,850	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0374
Loncor Gold, Inc. - Warrant, Exercise Price: C$0.75, 05/27/2024	$33,017	Black Scholes Option Pricing Model	Pricing Model	N/A	—
Loncor Gold, Inc. - Warrant, Exercise Price: C$0.95, 07/14/2022	$—	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0572
Loncor Gold, Inc. - Warrant, Exercise Price: C$0.75, 02/25/2024	$28,589	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0660
Revival Gold, Inc. - Warrant, Exercise Price: C$0.09, 01/25/2024	$45,681	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0457

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2022:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning balance as of December 31, 2021	$ 50,906
Change in unrealized appreciation	241,035
Ending balance as of June 30, 2022	$ 291,941
Change in unrealized appreciation still held as of June 30, 2022	$ 241,035

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts

Notes to Financial Statements

June 30, 2022

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

COVID-19. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Rule 18f-4. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management has adopted Rule 18f-4 for the Fund(s). Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Notes to Financial Statements

June 30, 2022

(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2022 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the period ended June 30, 2022, the Fund incurred $1,471,170 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2023, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the period ended June 30, 2022, the Advisor recovered fees of $113,335.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of June 30, 2022, there was $112,141 waiver of fees available to be recovered no later than June 30, 2025, of which, $33,240, $10,806, and $68,095 are recoverable no later than June 30, 2023, 2024 and 2025, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $40,000 paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the period ended June 30, 2022.

	Purchases	Sales
Aegis Value Fund	$91,568,208	$3,189,077

Notes to Financial Statements

June 30, 2022

(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$132,360,509
Unrealized appreciation of Investments	62,485,624
Unrealized depreciation of Investments	(19,433,155)
Net unrealized depreciation	43,052,469
Unrealized depreciation of foreign currency	—
Undistributed ordinary income	431,698
Undistributed long term gain	—
Distributable earnings (deficit)	431,698
Other accumulated loss	(1,209,926)
Total accumulated loss	$42,274,241

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to PFIC mark to market adjustments and wash sales.

As of December 31, 2021, the Fund has capital loss carryforwards in the amount of $1,209,926, of which short-term capital loss carryforwards amounts to $808,536 and long-term capital loss carryforwards amounts to $401,390. The Fund did utilize short term capital loss carryovers in the amount of $2,681,321, and long-term capital loss carryovers of $10,963,995 during the year ended December 31, 2021.

As of December 31, 2021, the Fund did not defer on a tax basis, any qualified late year losses.

The tax components of dividends paid during the year ended December 31, 2021 and the year ended December 31, 2020 were as follows:

Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Long-Term Capital Gains
$ —	$ —	$ —	$ 2,597,700	$ 5,193,154	$ 7,790,854

Notes to Financial Statements

June 30, 2022

(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets (continued)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2018 through December 31, 2021. As of and during the year ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of June 30, 2022 amounted to $52,746,787, representing 20.86% of net assets. A summary of affiliated transactions for the period ended June 30, 2022 is as follows:

	Share Balance December 31, 2021	Additions	Deductions	Share Balance June 30, 2022
Amerigo Resources Ltd.	17,032,738	—	—	17,032,738
Conifex Timber, Inc.	2,246,913	100,000	—	2,346,913
Deep Down, Inc.	766,584	—	—	766,584
Geodrill Ltd.	3,956,698	—	—	3,956,698
Hallador Energy Co.**	742,434	1,398,003	—	2,140,437
Minera Alamos, Inc.**	18,954,538	11,408,000	—	30,362,538
Revival Gold, Inc.**	2,801,405	2,500,000	—	5,301,405

Notes to Financial Statements

June 30, 2022

(Unaudited)

6. Investments in Affiliated Companies* (continued)

	Value December 31, 2021	Acquisitions	Dispositions	Corporate Actions
Amerigo Resources Ltd.	$19,659,115	$—	$—	$—
Conifex Timber, Inc.	3,676,912	149,800	—	—
Deep Down, Inc.	475,282	—	—	—
Geodrill Ltd.	6,599,971	—	—	—
Hallador Energy Co.**	1,826,388	5,055,924	—	—
Minera Alamos, Inc.**	8,016,663	4,757,119	—	—
Revival Gold, Inc.**	1,373,075	1,258,798	—	—
Total	$41,627,406	$11,221,642	$—	$—

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value June 30, 2022	Dividend Income
Amerigo Resources Ltd.	$—	$(3,250,946)	$16,408,169	$683,759
Conifex Timber, Inc.	—	(471,896)	3,354,816	—
Deep Down, Inc.	—	(14,948)	460,334	—
Geodrill Ltd.	—	685,124	7,285,095	93,528
Hallador Energy Co.**	—	4,697,452	11,579,764	—
Minera Alamos, Inc.**	—	(1,215,637)	11,558,145	—
Revival Gold, Inc.**	—	(531,410)	2,100,463	—
Total	$—	$(102,261)	$52,746,786	$777,287

*

As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

**	This security was not affiliated as of December 31, 2021.

7. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Pershing LLC. held approximately 26.52% of the Aegis Value Fund for the benefit of its customers.

Notes to Financial Statements

June 30, 2022

(Unaudited)

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended June 30, 2022, events and transactions subsequent to June 30, 2022 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F within 60 days after the end of the period. Copies of the Fund’s Form N-PORT Part F are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-PORT Part F at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 24, 2022, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis Value Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) information that was all important or controlling and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services

Other Information

(Unaudited)

to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services. The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures. They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel. On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.

B. The Investment Performance of the Fund

The Trustees reviewed information prepared by AFC and Fund Services comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s Administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2021). The Trustees noted that during the one-year period ending December 31, 2021, the Fund’s Class I shares returned 37.67%. Its benchmark index, the S&P SmallCap 600 Pure Value index, returned 46.50% during the same period. For the three-year period ending December 31, 2021, the Fund’s Class I shares had an average annual total return of 27.11%. The average three-year annual total return for the S&P SmallCap 600 Pure Value index was 20.01%. For the five-year period, the Fund’s Class I shares had an average annual total return of 14.88%, versus the average annual total return for the index of 7.16%. For the ten-year period, the Fund’s Class I shares had an average annual total return of 12.53%, versus the average annual total return for the index of 11.74%. Since inception on May 15, 1998 through December 31, 2021, the Fund’s Class I shares had returned an average annual total return of 10.99% versus 8.88% for the index.

Other Information

(Unaudited)

C. AFC Profitability and Other Benefits

The Trustees reviewed AFC’s draft fiscal year 2021 income statement and balance sheet. They considered information provided by AFC with respect to (i) the profitability to the Adviser of managing the Fund, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.

The Trustees determined that the Adviser’s profitability and other benefits, including soft dollars, to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D. Economies of Scale

The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints.

The Trustees determined that the Fund would have to show substantial growth in assets before any material economies of scale would be achieved and that, under the current circumstances, changes to the advisory fee arrangement were not warranted at the time of the Meeting.

E. Comparisons of the Services Rendered and Fee Amounts

The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio and considered whether the advisory fee was reasonable in light of the services likely provided and the fees charged by other advisers to the small cap value funds currently tracked by Morningstar (“Peer Group Funds”). In evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.

The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2021 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.50% for Class I shares. They considered information reflecting that the Class I shares’ actual gross expense ratio for the year ended December 31, 2021 was 1.48%, and for the year ended December 31, 2020 was 1.55% of average daily net assets. During 2021, AFC recouped expenses from the Fund’s Class I shares as its gross expense ratio of 1.48%

Other Information

(Unaudited)

was lower than the agreed-upon 1.50% expense limit. They noted that AFC recouped $29,192 from the Fund under the Expense Limitation Agreement. Previously, AFC had reimbursed expenses of the Fund in the amounts of $48,903 and $142,999 for 2020 and 2019, respectively. They also noted the Adviser’s commitment to continue the expense limitation for an additional term.

The Trustees considered information showing that the median net expense ratio of the Peer Group Funds is 1.13%. They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.77%, with an average size of the funds being approximately $289.4 million. They considered information showing that the median net expense ratios less 12b-1 fees for the Peer Group Funds was 0.98%. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. Additionally, the Trustees considered the differences between the services provided by the Adviser to those accounts and to the Fund.

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the services provided by AFC and concluded that the Fund’s overall expense ratio was reasonable.

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

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The Aegis Funds

c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virginia 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, Incorporated by reference to the Registrant's Form N-CSR filed March 4, 2016.

(2) Certification the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	8/31/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	8/31/22

By	/s/ Justin P. Harrison
Justin P. Harrison, Treasurer

Date	8/31/22